ENCORE CAPITAL GROUP JMP Securities Research Conference May 14, 2012 PROPRIETARY Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words
“will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the
“Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth. For all
“forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.
PROPRIETARY

INVESTMENT HIGHLIGHTS
• Operating results continue to be strong and surpass our internal projections
• Recently completed the acquisition of the market leader in tax lien transfer business
• Exiting the underperforming bankruptcy servicing business
• Significant purchases in late 2011 and early 2012 will drive growth throughout this year and into 2013
PROPRIETARY
• Effectively managing through a regulatory environment that continues to be challenging

ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY
Global Capabilities
St Cloud, MN
San Antonio, TX
Phoenix, AZ
Delhi, India
Call Center /
Technology Site
Call Center Site
Propel Financial
Services
Call Center Site
San Diego, CA
Debt Purchasing & Collections
Tax Lien Purchasing
Headquarters/
Call Center Site
Receivable Portfolio Composition
Pro forma as of March 31, 2012
Debt Purchasing & Collections
Tax Lien Purchasing
•
Purchase and collection of
charged-off unsecured
consumer receivables
(primarily credit card)
•
Robust business model
emphasizing consumer
intelligence and
operational specialization
•
Invested ~$2.2 billion to
acquire receivables with a
face value of ~$66 billion
•
Acquired ~40 million
consumer accounts
since inception
•
Consumer and municipality friendly asset class with superior returns
•
Allows consumers to protect their homes in a cost effective
manner
•
Highly secured position as tax liens rank above almost all other liens
Call Center Site
Costa Rica
PROPRIETARY
15%
85%
15%
85%

WE HAVE SIGNIFICANTLY INCREASED OPERATING CASH FLOW
(ADJUSTED EBITDA) AND CASH COLLECTIONS
($M)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of this presentation.
Adjusted EBITDA* and gross collections by year
PROPRIETARY
Gross
collections
Adjusted
EBITDA
24%
CAGR
28%
CAGR
150
250
350
450
550
650
750
850
2007 2008 2009 2010 2011 Q1 2012
TTM

6 WHILE FUNDAMENTALLY CHANGING THE COST STRUCTURE OF THE COMPANY PROPRIETARY 51.5 50.2 47.6 43.7 42.2 41.6 Annual, overall cost-to-collect (%) 2007 2008 2009 2010 2011 Q1 2012 TTM

DRIVEN PRIMARILY BY THE GROWTH OF OUR INDIA OPERATIONS
CENTER
Collections from all call centers
($M)
126
157
186
268
Percent
of Total:
10% 19% 30%
44%
336
50%
PROPRIETARY
54%
110
India
U.S.
2007 2008 2009 2010 2011 Q1 2012

Quarterly purchases
($M)
(Est.)
THE STRONG COLLECTIONS AND IMPROVING COST STRUCTURE
HAVE CONTRIBUTED TO OUR ABILITY TO INCREASE PURCHASES
PROPRIETARY
8
0
50
100
150
200
250
Q1
2009
Q1
2010
Q1
2011
Q1
2012

450
400
350
300
250
200
150
100
50
0
Telecom, BK and Other (combined)
Older Credit Card
Fresh Credit Card
2005
2006
2007
2008
2009
2010
2011
Q1 2012 TTM

encore CAPITAL GROUP

OUR FLEXIBLE OPERATING PLATFORM ADJUSTS TO DIFFERENT TYPES OF PORTFOLIOS, ALLOWING US TO MAXIMIZE RETURNS 9 Historical purchase mix by year ($M) PROPRIETARY

AND BUILD VALUE FOR THE FUTURE
Annual estimated remaining gross collection (ERC) and total debt
($M, End of period)
PROPRIETARY
1,338
1,724
385
398
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2006 2007 2008 2009 2010 2011 Q1 2012
ERC
Total Debt

PURCHASING ACCURACY AND OUR ANALYTIC OPERATING MODEL
HAVE LED US TO CONSISTENTLY OUTPERFORM OUR PEERS
Cumulative actual collection multiples by vintage year as of March 31, 2012
(Total Collections / Purchase Price)
Source: SEC Filings, Encore Capital Group Inc.
PROPRIETARY
0.00x
0.50x
1.00x
1.50x
2.00x
2.50x
2005 2006 2007 2008 2009 2010 2011 2012
ECPG
Peer 1
Peer 2

OUR BUSINESS MODEL IS CRITICALLY IMPORTANT, AS IT PROVIDES
THE CONSUMER WITH TIME TO RECOVER
Time frame
Process and
relationship
with consumers
Outcome
•
Charge-off threshold
extends a maximum of
6 months
Transactional
•
Attempt immediate
resolution during
delinquency cycle
(days 30 – 180)
•
Consumer is “charged-
off” by issuer on day 181
•
Issuer offers to sell
unsecured, charged-off
debt or service through
3rd party agencies
•
Four-to-six month
collection cycle
Pressured
•
Artificial deadlines
•
Multiple collection
companies
•
Counterproductive
incentive structure
•
Consumer is
confused and
frustrated
•
Consumer has 84 months
to recover financially
Partnership
•
Create partnership strategy
and set goals
•
Tailor work strategies to
individual circumstances,
giving time for a consumer
to recover
•
Maximizes likelihood of
repayment, creates
consistency, and ensures
that consumers are treated
fairly
PROPRIETARY
CONTINGENCY
COLLECTION
AGENCY
ORIGINAL
CREDITOR

WE HAVE POSITIONED OURSELVES TO ADDRESS REGULATORY
CHALLENGES AS THEY EMERGE
Building a consumer intelligence platform, focused on
financially stressed consumers, that can inform policy
discussions and identify strategies to promote financial
recovery
Revamped our consumer relations process and introduced
a Consumer Bill of Rights
Met with leadership of the CFPB and the staff of key federal and state legislators
Hired a government relations firm and lobbyists in key
states
PROPRIETARY
Consumer
Alignment
Regulatory
Outreach
Advisors
Analytics

WE ARE IN THE PROCESS OF TRANSITIONING OUR BANKRUPTCY
BUSINESS TO A NEW, MORE NATURAL OWNER
New,
strategic
owner
Bankruptcy
volumes
have shrunk
ACG has not
been, and
would not
be, material
to Encore
Business
requires a
significant
technology
investment
Buyer has
focused IT and
bankruptcy
expertise, and
currently serves
large, financial
institutions
PROPRIETARY

AN EXTENSIVE SEARCH FOR COMPLIMENTARY OPPORTUNITIES LED
US TO THE PROPERTY TAX LIEN SPACE
•
Provides significant portion of municipality
revenue, often used to fund essential services
•
Allows consumers to protect home from
foreclosure and avoid financial penalties
•
Propel enjoys 99% customer satisfaction
scores and was recently recognized as a “Top
Workplace” by employees
Consumer
focus
Market
opportunity
•
Between $7B and $10B sold each year
•
Tax liens rank above mortgages and other
obligations, and bear high statutory interest
rates
•
Advantageous timing as large players exit
market for non-financial reasons
Encore’s
strengths
•
Consumer intelligence platform focused on
financially stressed consumers and recovery
•
Industry-leading asset valuation methodology
•
Low-cost operational platform dedicated to
building relationships and encouraging
repayment
PROPRIETARY
15
Acquisition of
dominant player
in tax lien space
Geography
Asset class
diversification
Operational
strengths

encore
CAPITAL GROUP
PROPEL
FINANCIAL SERVICES

encore
CAPITAL GROUP

Leading provider of
responsible debt
management and
recovery solutions
for consumers and
property owners
across a broad range
of asset classes
Property
Owners
Structured payment plans to
help residential and commercial
property owners settle tax
obligations and avoid
foreclosure
Consumer
Debt Holders
Robust collection plans to
maximize ability of consumers
to repay obligations and
ensure that consumers are
treated fairly
Financial
Institutions
Payment for
consumer debt
obligations
Municipal
Governments
Payment for residential
and commercial
property tax obligations
PROPRIETARY

THIS ACQUISITION EXPANDS UPON OUR ABILITY TO PARTNER WITH
FINANCIALLY STRESSED CONSUMERS

THE LARGE VOLUME OF PORTFOLIO PURCHASES AND THE PROPEL
ACQUISITION WILL GENERATE SIGNIFICANT, ONGOING VALUE
Price
Source
of funds
Value
drivers
Nine portfolio purchases
from one seller
Propel acquisition
• > $100 million • $187 million
• Cash on hand and current
$555.5 million syndicated
lending facility (led by
SunTrust)
• $160 million syndicated lending
facility (led by Texas Capital
Bank)
• $65 million from current lending
facility
• The portfolios are made up of
credit card and consumer debt
obligations
• We know the products and
consumers well (1/3+ are
already in our database)
• Large sample size (1.4 million
accounts) greatly increases
confidence in performance
• Strong asset class that benefits
from our expertise with
distressed consumers
• Attractive market that can be
served by leveraging our low
cost platform and marketing
experience
• Consumer and municipality-
friendly
PROPRIETARY

WHILE WE REMAIN WELL WITHIN OUR COVENANT LIMITS
($M)
Covenant analysis (Encore actuals for 2010 and 2011, Pro forma includes Encore with
May 2012 competitor portfolio purchases and Propel Financial Services)
Cash flow leverage ratio
Debt
Trailing 4-quarter adjusted EBITDA
Debt/adjusted EBITDA (maximum 2.0x)
Minimum net worth
Excess room
Interest coverage ratio
EBIT/interest expense (minimum 2.0x)
* Subject to adjustments at closing based on originations and collections
2010
385.3
346.7
1.11
95.1
5.0
2011
389.0
444.9
0.87
133.5
5.7
Pro forma*
Q1 2012 TTM
715.5
515.4
1.39
140.7
4.8
PROPRIETARY

IN JUNE, WE WILL PROVIDE ADDITIONAL DETAIL ON THESE
TRANSACTIONS AND OUR GROWTH STRATEGY
Please join us on June 6  , 2012 for our
Annual Investor Day meeting in New York
During the meeting we will discuss our evolving
operational and financial strategy, in addition to
providing new details about:
PROPRIETARY
19
• Purchasing and financial guidance for the
remainder of 2012
• Performance metrics and detailed growth
strategy for Propel Financial Services
• Update on our Internal Legal platform and
our India and Costa Rica call centers
th

SUMMARY
• Operating results continue to be strong and surpass our internal projections
• Recently completed the acquisition of the market leader in tax lien transfer business
• Exiting the underperforming bankruptcy servicing business
• Significant purchases in late 2011 and early 2012 will drive growth throughout this year and into 2013
PROPRIETARY
• Effectively managing through a regulatory environment that continues to be challenging

21 APPENDIX PROPRIETARY

APPENDIX A: CUMULATIVE COLLECTIONS BY PORTFOLIO VINTAGE
Cumulative Collections through March 31, 2012 (000’s)
Year of
Purchase
Purchase
Price
< 2006 2006 2007 2008 2009 2010 2011 2012 Total CCM
< 2005 $385,471 $974,411 $164,211 $85,333 $45,893 $27,708 $19,986 $15,180 $3,006 $1,335,728 3.5
2005 192,585 66,491 129,809 109,078 67,346 42,387 27,210 18,651 3,636 464,608 2.4
2006 141,027 42,354 92,265 70,743 44,553 26,201 18,306 3,771 298,193 2.1
2007 204,096 68,048 145,272 111,117 70,572 44,035 8,694 447,738 2.2
2008 227,862 69,049 165,164 127,799 87,850 17,456 467,318 2.1
2009 253,362 96,529 206,773 164,605 32,634 500,541 2.0
2010 358,786 125,853 288,788 64,005 478,646 1.3
2011 385,502 123,596 85,220 208,816  0.5
2012 129,998 12,586 12,586  0.1
Total $2,278,689 $1,040,902 $336,374 $354,724 $398,303 $487,458 $604,394 $761,011 $231,008 $4,214,174 1.8
PROPRIETARY

APPENDIX B:  RECONCILIATION OF ADJUSTED EBITDA
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
PROPRIETARY
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
GAAP net income, as reported 4,991      (1,515)     4,568      4,187      6,751       6,162    3,028    (2,095)   8,997    6,641    9,004    8,405
Interest expense 4,042      4,506      4,840      5,260      5,200       4,831    5,140    5,401     4,273    3,958    3,970    3,959
Contingent interest expense 3,235      888         -          -          -           -        -        -        -        -        -        -
Pay-off of future contingent interest -          11,733    -          -          -           -        -        -        -        -        -        -
Provision for income taxes 3,437      (1,031)     1,315      2,777      4,509       4,225    2,408    (1,442)   5,973    4,166    5,948    4,609
Depreciation and amortization 869         840         833         810         722          766       674       652        623       620       652       697
Amount applied to principal on receivable portfolios 28,259    29,452    26,114    29,498    40,212     35,785 35,140 46,364   42,851 48,303 49,188 47,384
Stock-based compensation expense 801         1,204      1,281      1,001      1,094       1,228    860       382        1,080    994       1,261    1,049
Impairment charge for goodwill and identifiable
intangible assets -          -          -          -          -           -        -        -        -        -        -        -
Acquisition related expense -          -          -          -          -           -        -        -        -        -        -        -
Adjusted EBITDA 45,634    46,077    38,951    43,533    58,488     52,997 47,250 49,262   63,797 64,682 70,023 66,103
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
GAAP net income, as reported 10,861 11,730 12,290 14,171   13,679    14,775    15,370    17,134    11,406
Interest expense 4,538    4,880    4,928    5,003     5,593      5,369      5,175      4,979      5,515
Contingent interest expense -        -        -        -        -          -          -          -          -
Pay-off of future contingent interest -        -        -        -        -          -          -          -          -
Provision for income taxes 6,490    6,749    6,632    9,075     8,601      9,486      9,868      10,351    7,344
Depreciation and amortization 673       752       816       958        1,053      1,105      1,194      1,309      1,363
Amount applied to principal on receivable portfolios 58,265 64,901 63,507 53,427   85,709    83,939    73,187    69,462    104,603
Stock-based compensation expense 1,761    1,446    1,549    1,254     1,765      1,810      2,405      1,729      2,266
Impairment charge for goodwill and identifiable
intangible assets -        -        -        -        -          -          -          -          10,349
Acquisition related expense -        -        -        -        -          -          -          -          489
Adjusted EBITDA 82,588 90,458 89,722 83,888   116,400 116,484 107,199 104,964 143,335